SUPPLEMENT TO PROSPECTUS
                           OF PORTFOLIO PARTNERS, INC.
                    This Supplement is dated October 30, 1998

The following information replaces certain information contained in the Prospectus of Portfolio Partners, Inc. (the "Fund"), dated May 1, 1998, and should be read in conjunction with that Prospectus. This supplement updates and replaces a similar supplement dated August 12, 1998.

The section of the Prospectus entitled "PERFORMANCE--PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS" found on page 13, is hereby replaced with the following:

Each Portfolio is recently organized and has only a short-term performance record. Each Portfolio, however, has substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public or through variable products, advised by MFS, Scudder Kemper or T. Rowe Price, as the case may be.

The historical performance of the Comparable Funds is presented below. Investors should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund, and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance.

The following table shows average annual total returns of the Comparable Funds for the stated periods ending September 30, 1998, as well as a comparison with the performance of the applicable benchmark.(1)


                                             One Year    Three Years   Five Years   Ten Years
                                          ------------- ------------- ------------ ----------
MFS Emerging Growth Fund (Class I)(2)          (8.92)%       11.89%       15.89%      20.27%
(Model for MFS Emerging Equities)(3)
Russell 2000                                  (19.02)         6.86         9.09       11.16
Lipper Mid Cap Fund Index                     (12.30)         8.57        10.87       14.39

MFS Research Fund (Class I)(2)                 (0.55)        17.55        16.85       16.16
(Model for MFS Research Growth)(3)
Lipper Growth Fund Index                        3.07         16.43        15.52       15.01
S&P 500                                         9.05         22.60        19.91       17.29

MFS Capital Opportunities Fund
(formerly MFS Value Fund) (Class I)(2)          5.41         17.25        17.45       15.63
(Model for MFS Value Equity)(3)
Lipper Capital Appreciation Fund Index         (4.10)        11.53        12.27       13.58
S&P 500                                         9.05         22.60        19.91       17.29

Scudder VLIF International Portfolio           (2.98)         8.79         8.94       11.47
(Model for Scudder International Growth)
MSCI EAFE                                      (8.34)         3.75         5.35        5.10

Scudder International Fund                     (3.10)         8.50         8.64       10.30
(Model for Scudder International Growth)
MSCI EAFE                                      (8.34)         3.75         5.35        5.10

T. Rowe Price Growth Stock Fund                 3.48         18.83        17.64       15.58
(Model for T. Rowe Price Growth Equity)
Lipper Growth Fund Index                        3.07         16.43        15.52       15.01
S&P 500                                         9.05         22.60        19.91       17.29

---------------------
(1) The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 2000 Index is a value-weighted, unmanaged index of small capitalization stocks. The Lipper Mutual Fund Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives. The Morgan Stanley Capital International-Europe, Australia, Far East (MSCI EAFE) Index is an unmanaged, market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. All indices assume reinvestment of all dividends. It is not possible to invest directly in an index.




Form No. X.PPI-98-2                                  October 30, 1998

(2) MFS Emerging Growth Fund and MFS Research Fund commenced offering Class I shares on January 2, 1997; MFS Capital Opportunities Fund commenced offering Class I shares on January 3, 1997. For periods preceding those dates, Class I performance was calculated by using the performance of the oldest class of shares for each Comparable Fund (Class B for MFS Emerging Growth Fund and Class A for MFS Research and MFS Capital Opportunities Fund), adjusted to reflect that Class I shares have no front-end load or contingent deferred sales charge. No adjustment was made for differences in the internal expenses among classes.

(3) MFS also manages three series of the MFS Variable Insurance Trust (VIT) with substantially similar investment objectives, policies and strategies as the comparable Portfolio Partners Portfolios. The performance of these funds was not included in the chart because each has a relatively short track record. The one-year, three-year and since inception performance (as of September 30, 1998) of the VIT-Emerging Growth Series and VIT-Research Series funds is as follows:
VIT-Emerging Growth Series: 2.19%, 17.62% and 19.60%, respectively (inception July 24, 1995); VIT-Research Series: (0.65)%, 16.65% and 17.07%, respectively (inception July 26, 1995). The one-year and since inception performance (as of September 30, 1998) of the VIT-Value Series is 5.12% and 17.37%, respectively (inception August 14, 1996).





Form No. X.PPI-98-2                                  October 30, 1998